EXHIBIT 10.10

                 PROMISSORY NOTE FROM TRANSJET.COM / WILD TOYZ



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          PROMISSORY NOTE                    Title 11 of the United  States Code
                                             entitled   "Bankruptcy,"   or   any
                                             successor    thereto,     or    the
Principal Amount: US$10,000                  commencement of an involuntary case
Revolving Loan: January 1, 2002              thereunder     which     is     not
                                             controverted  within  10  days  and
                                             dismissed   within  60  days  after
     FOR      VALUE       RECEIVED,          commencement,  or (ii) a proceeding
TRANSJET.COM/WILD  TOYZ with a head          under      any      reorganization,
office at 420 Lincoln  Road,  Suite          arrangement,  adjustment  of  debt,
301 Miami  Beach,  FL  33139,  (the          relief  of  debtors,   dissolution,
"Borrower"), promises to pay to the          insolvency   or    liquidation   or
order of Wilmington Rexford, Inc. a          similar  law  of  any  jurisdiction
Delaware  corporation  with  a head          whether now or  hereafter in effect
office  at  515  SeaBreeze   Blvd.,          or  the   commencement  of  such  a
Suite 530 Fort Lauderdale,  Florida          proceeding     which     is     not
33316 (the "Lender"),  on or before          controverted  within  10  days  and
December  31,  2002 (in  accordance          dismissed   within  60  days  after
with the terms and  conditions  set          commencement.
forth   herein)   the  sum  of  TEN
THOUSAND US DOLLARS  ($10,000.00US)               The makers, endorsers, and all
(the  "Principal  Sum"),  in lawful          parties to this Note  hereby  waive
money  of  United  States  together          presentment  and  notice of demand,
with  interest on the Principal Sum          protest  and notice of protest  and
from  the date  that the  Principal          nonpayment of this note.
Sum is advanced to the  Borrower at
the  Interest  Rate  (the  "Loan").               The   makers   and   endorsers
"Interest  Rate"  means six percent          hereby  acknowledge  and agree that
(10%) per annum.                             they shall not be entitled,  at any
                                             time,  to set off any  amounts  due
     This loan shall be a revolving          hereunder,  including  any  accrued
loan and at no time exceed  $10,000          but  unpaid  interest  against  any
USD. At any time monies or services          amounts    due   and    owing    by
will be advanced  to  TransJet.com,          TransJet.com,  Inc./ WildToyz,  its
Inc.  /  WildToyz   by   Wilmington          successors   or  assigns,   to  the
Rexford    and    paid    back   by          Borrower,   or  its  successors  or
TransJet.com, Inc./WildToyz.                 assigns.

     All payments  shall be applied               Payment   of   this   Note  is
first   to   accrued   and   unpaid          secured by a first charge debenture
interest    due   on   the   unpaid          in all assets of Borrower.
Principal Sum.
                                                  Borrower  and  any  guarantors
     The  Borrower  may  repay  the          hereof agree to pay all  reasonable
Loan  in  whole  or in  part at any          costs  of   collection,   including
time  prior to  December  31,  2002          attorneys'  fees,  paid or incurred
without penalty.                             by Note  Holder in  enforcing  this
                                             Note on default.
     The    Lender    may    demand
repayment  of  the  Loan  upon  the               This  Promissory Note shall be
commencement by the Borrower or any          governed  by the laws of the  State
direct or  indirect  subsidiary  of          of Florida,  and the parties hereto
the  Borrower  of  (i) a  voluntary          specifically    attorn    to    the
case  under                                  jurisdiction  of the  Courts in the
                                             State of Florida.
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TRANSJET.COM, INC. / WILDTOYZ



Per:  /s/ GARRETT KRAUSE
    -------------------------------


Acknowledged and agreed to this 1st
day of January, 2002



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Wilmington Rexford, Inc.
Per:  Robert Taylor, President










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